                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                SPDR SERIES TRUST
                             SPDR INDEX SHARES FUNDS
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________
     5)   Total fee paid:
     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ___________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________
     3)   Filing Party:

     ___________________________________________________________________________
     4)   Date Filed:

                               SPDR SERIES TRUST
                             SPDR INDEX SHARES TRUST

                  FINAL ADJOURNMENT - PLEASE TAKE ACTION TODAY
               THE FOLLOWING SPDR FUNDS DO NOT HAVE ENOUGH VOTES:

                       SPDR S&P BRIC 40 ETF (TICKER: BIK)
                        SPDR S&P CHINA ETF (TICKER: GXC)
                     SPDR S&P HOMEBUILDERS ETF (TICKER: XHB)
                     SPDR DJ GLOBAL TITANS ETF (TICKER: DGT)
                     SPDR DJ EURO STOXX 50 ETF (TICKER: FEZ)

                     WE NEED YOU TO VOTE YOUR SHARES TODAY!

     PLEASE CALL 1-877-257-9951. REPRESENTATIVES FROM BROADRIDGE FINANCIAL SOLUTIONS, A PROFESSIONAL SOLICITATION FIRM WHOM WE HAVE ENGAGED, ARE AVAILABLE MONDAY THROUGH FRIDAY 9:30 AM TO 9:00 PM (EST), AND SATURDAY FROM 10:00 AM TO 6:00 PM (EST). YOU MAY ALSO VOTE BY MAIL, AUTOMATED TELEPHONE, OR INTERNET, AS FURTHER DETAILED ON THE ENCLOSED PROXY CARD.

     The SPDR Funds have contacted you multiple times regarding a Special Meeting of Shareholders (the "Meeting") requesting your vote on proposals for the SPDR Funds. As of today, May, 20, 2010, we have not received enough shares to pass these important proposals. As a result we need adjourn the meeting for a third time to June 18, 2010, at 11:00 AM (EST) with regard to your SPDR Fund(s).

     After repeated attempts, we still have not yet received your vote. The reason we have been contacting you is that Shareholder action is required to approve the proposals for the funds not yet passing. We need your vote to achieve quorum and pass each of the proposals. If we do not receive your vote, the fund(s) will be materially impacted.

     On behalf of the Board of Directors/Trustees of the SPDR Funds, please accept my thanks for your participation in this important matter.

                                        Sincerely,


                                        /s/ Jim Ross
                                        Jim Ross,
                                        President
                                        SSgA Funds Management, Inc.

                                                                  SPDR ADJ 61510

SPDR FUNDS ADJOURNED MEETING: YOUR VOTE IS NEEDED - PLEASE TAKE ACTION TODAY

From:    SPECIMEN [id@ProxyVote.com]
Sent:    Tuesday, June 01, 2010 1:38 PM
To:      [Shareholder]
Subject: SPDR FUNDS ADJOURNED MEETING: YOUR VOTE IS NEEDED - PLEASE TAKE ACTION
         TODAY

*THIS IS A REMINDER*

You were previously sent proxy soliciting information pertaining to the SPDR Series Trust and SPDR Index Shares Funds meeting of shareholders. According to our latest records, we have not received your voting instruction(s) on the matters to be considered at this meeting.

If you have recently voted, please disregard this notice. Thank you.

This is a NOTIFICATION of the:

2010 SPDR Series Trust and SPDR Index Shares Funds Special Meeting of Stockholders.

MEETING DATE: June 18, 2010
RECORD DATE: January 6, 2010
CUSIP NUMBER: 78464A102
ACCOUNT NUMBER: 3456789012345678901
CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

Internet voting is accepted up to 11:59 pm (ET) the day before the meeting/cut off date. Please refer to the proxy materials, available via the link(s) below, to confirm if a cut off date applies to this solicitation. In the event of a discrepancy between information contained in this e-mail and the proxy material, the proxy material will prevail.

The relevant supporting documentations can also be found at the following Internet site(s):

Proxy Statement
https://materials.proxyvote.com/Approved/MC0256/20100106/NPS_50999.pdf

Reminder Letter
https://materials.proxyvote.com/Approved/MC0256/20100106/SHLTR_61074.PDF

To view the documents above, you may need the Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:
http://www.adobe.com/products/acrobat/readstep2.html

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:
M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes.)

AOL Users, please highlight the entire message before clicking the reply button.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.